UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2019

OTTER TAIL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-53713	27-0383995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496

(Address of principal executive offices, including zip code)

(866) 410-8780

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $5.00 per share	OTTR	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company __

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. __

Item 1.01. Entry into a Material Definitive Agreement.

On June 11, 2019, Otter Tail Power Company (the “OTP”), a wholly owned subsidiary of Otter Tail Corporation (the “Company”), entered into the First Amendment to Asset Purchase Agreement and Turnkey Engineering, Procurement and Construction Services Agreement dated June 11, 2019 (the “First Amendment”), with EDF Renewables Development, Inc., f/k/a, EDF Renewable Development, Inc. (“EDF-RD”), Power Partners Midwest, LLC (“PPM”), EDF-RE US Development, LLC (“EDF-USD”) and Merricourt Power Partners, LLC (“Merricourt”, and collectively with EDF-RD, PPM and EDF-USD, the “Sellers”). The First Amendment amends the Asset Purchase Agreement dated November 16, 2016 (the “Purchase Agreement”) between OTP and the Sellers, and the Turnkey Engineering, Procurement and Construction Services Agreement dated November 16, 2016 (the “TEPC Agreement”), between OTP and EDF-USD relating to the development, purchase, and construction of a 150 megawatt wind farm in southeastern North Dakota (the “Merricourt Project”). The Purchase Agreement and the TEPC Agreement were filed as Exhibits 2-B and 2-C, respectively, to the Company’s Form 10-K/A for the year ended December 31, 2016, and are incorporated herein by reference.

Pursuant to the Purchase Agreement, OTP agreed to purchase and assume, and the Sellers agreed to sell and assign, for a purchase price of $34,682,118 subject to adjustments for interconnection costs, substantially all of the assets and certain specified liabilities related to the Merricourt Project. Following action by the Federal Energy Regulatory Commission in October 2018 and January 2019 related to Merricourt’s Midcontinent Independent System Operator, Inc., Interconnection Queue Requests for the Merricourt Project, OTP and the Sellers agreed in the First Amendment to change the purchase price to $37,682,118 and to make a related reallocation of responsibility for interconnection costs and liabilities. The transactions contemplated by the Purchase Agreement, as amended by the First Amendment, are expected to close in July 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTER TAIL CORPORATION

Date: June 11, 2019	By:	/s/ Jennifer O. Smestad
Jennifer O. Smestad
Vice President, General Counsel and Corporate Secretary